Exhibit 10.2

DEED OF ASSIGNMENT

BETWEEN

COVENTRY COMPANY LIMITED

(REGISTRATION NO. 243191)

(THE “ASSIGNOR”)

AND

THE PERSONS NAMED IN SCHEDULE 1

(THE “ASSIGNEES”)

THIS DEED OF ASSIGNMENT (“DEED”) is made on February 25, 2026 between:

(1)	Coventry Company Limited (Registration No. 243191), a company incorporated in Republic of Seychelles with its operating address at 405 Blok B3, Section 2, Wangsa Maju, 53300, Kuala Lumpur, Malaysia (the “Assignor”); and

(2)	THE PERSONS NAMED IN SCHEDULE 1 OF THIS DEED (the “Assignees”),

(the Assignor and the Assignees are collectively, the “Parties” and individually, a “Party”).

Whereas:

(A)	By way of a software purchase agreement dated February 25,2026 (“Software Purchase Agreement”) entered into between the Assignor, CCSC Interconnect Technology Limited Ltd. (Registration No. 38147228) (“Purchaser”) and CCSC Technology International Holdings Limited (Company Registration No. 382471) (“Issuer”), the Assignor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase the Software (as defined in the Software Purchase Agreement) from the Purchaser at the purchase consideration of Two Million (USD 2,000,000) United States Dollars (“Purchase Consideration”).

(8)	Pursuant to the Software Purchase Agreement, the Assignor and the Purchaser have agreed that the Purchase Consideration shall be satisfied by way of allotment and issuance to the Assignor of 3,333,333 new Class A ordinary shares of a par value of USD0.005 each of the Issuer at the issue price of USD0.60 per Class A ordinary share (“Consideration Shares”), the total value of which is equivalent to the Purchase Consideration.

(C)	In consideration of the mutual covenants contained in this Deed, the Assignor is desirous of assigning its right and entitlement to receive the Consideration Shares in favour of the Assignees upon the terms and subject to conditions of this Deed.

It is agreed as follows:

1.	INTERPRETATION AND DEFINITIONS

1.1.	In this Deed, unless the subject or context otherwise requires, the following words and expressions shall have the following meanings respectively ascribed to them:

“Assignees” means the persons named in Schedule 1 of this Deed;

“Assignor” means Coventry Company Limited (Registration No. 243191), a company incorporated in Republic of Seychelles with its operating address at 405 Blok B3, Section 2, Wangsa Maju, 53300, Kuala Lumpur, Malaysia;

“Business Day” means a day on which banks are open for business and is not a Saturday, Sunday, a “public holiday” or a “bank holiday” in China, Hong Kong or the Cayman Islands;

“Consideration Shares” shall have the meaning ascribed to it in Recital (B);

“Issuer” means CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

(Registration No. 382471 ), an exempted company with limited liability incorporated in Cayman Islands with its principal executive office address at Room 1301-03, 13/F, Shatin Galleria, 18-24 Shan Mei Street, Fotan, Shatin, New Territories, Hong Kong;

“Parties” means collectively, the Assignor and the Assignees, and “Party” means any of them;

“Purchase Consideration” shall have the meaning ascribed to it in Recital (A);

“Purchaser” means CCSC INTERCONNECT TECHNOLOGY LIMITED (Registration No. 38147228 ), a company incorporated in Hong Kong with its principal executive office address at Room 1301-03, 13/F, Shatin Galleria, 18-24 Shan Mei Street, Fotan, Shatin, New Territories, Hong Kong; and

“Software Purchase Agreement” shall have the meaning ascribed to it in Recital (A).

1.2.	Unless the context otherwise requires, in this Deed:

1.2.1.	any reference to a statute or statutory provision is a reference to it as it is in force from time to time, taking account of any change, extension, consolidation or re-enactment and includes any subordinate legislation for the time being in force made under it;

1.2.2.	any and all headings contained in this Deed are for convenience only and do not affect the interpretation of any provision of this Deed;

1.2.3.	references to any gender shall include the other genders and references to the singular shall include the plural and vice versa and references to natural persons shall include bodies corporate and vice versa;

1.2.4.	any reference to a person which for the purposes of this Deed means any individual, corporation, partnership, association, limited liability company, trust, Governmental Authority or body or other entity or organisation (whether or not having a separate legal personality) shall include its successors in title;

1.2.5.	all obligations and liabilities on the part of the Parties are (unless expressly stated otherwise) several and shall be construed accordingly;

1.2.6.	any reference to “day”, “week”, “month” or “year” is a reference to a day, week, month or year respectively in the Gregorian calendar;

1.2.7.	any phrase introduced by the terms “including”, “include” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

1.2.8.	references to “writing”, or cognate expressions, include any communication effected electronically, by telex, cable, facsimile transmission or other comparable means of communication;

1.2.9.	any reference to this Deed shall be construed as references to such documents as the same may be amended, restated or replaced from time to time; and

1.2.10.	references to this Deed include any Recitals and Appendix to it and references to Clauses, Recitals and Appendix are to the clauses, recitals and appendix to this Deed.

1.3.	If any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day and if any period of time falls on a day which is not a Business Day, then that period is to be deemed to only expire on the next Business Day.

1.4.	The Recitals to this Deed shall have effect and be construed as an integral part of this Deed, but in the event of any conflict or discrepancy between any of the provisions of this Deed, such conflict or discrepancy shall, for the purposes of the interpretation and enforcement of this Deed, be resolved by giving the provisions contained in the Clauses of this Deed priority and precedence over the provisions contained in the Recitals to this Deed.

1.5.	No provision of this Deed will be construed adversely to a Party solely on the ground that the Party was responsible for the preparation of this Deed or that provision.

2.	ASSIGNMENT

2.1.	In consideration of Ten United States Dollars (USD10.00) paid to the Assignor by the Assignees (the receipt of which the Assignor hereby acknowledges), the Assignor hereby assigns, transfers and conveys its right and entitlement to receive the Consideration Shares in favour of the Assignees.

2.2.	The Assignor hereby agrees and undertakes that it shall irrevocably authorise and instruct the Issuer to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of this Deed. Such authorisation and instruction shall be done by way of serving a notice of assignment substantially in the same form and content as set out in Appendix A to this Deed.

2.3.	For the avoidance of doubt, all of the existing terms in the Software Purchase Agreement shall not be affected by this Deed and shall remain in full force and effect until the expiry or termination of the Software Purchase Agreement.

3.	NOTICES

3.1.	All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and in English and delivered personally or sent by prepaid registered post with recorded delivery, or by courier or email addressed to the intended recipient thereof at its address or at its email address set out hereunder (or to such other address or email address as a Party to this Deed may from time to time duly notify the other Parties). Any such notice, demand or communication shall be deemed to have been duly served (if delivered personally or given or made by email) immediately or (if given or made by registered post or courier) forty-eight (48) hours after posting, and in proving the same it shall be sufficient to show that personal delivery was made or that the envelope containing such notice was properly addressed as a prepaid registered letter or that the email was properly addressed and sent.

3.2.	The addresses and email addresses of the Parties for the purposes of Clause 3.1 are as follows:

3.2.1.	in the case of service on the Assignor to:

Address	405 Blok B3, Section 2, Wangsa Maju, 53300, Kuala Lumpur, Malaysia

Email Address	Markchong@civenttyc.com

Attention to	Chong Yoke Yuan

3.2.2.	in the case of service on the Assignees to:

Address	RM 2816, 28/F ON HEI HOUSE SIU HEI COURT TUEN MUN NT

Email Address	choitinlun@conventryinternational.com

Attention to	CHOI TIN LUN

Address	ROOM 14, 1/F PO HONG HOUSE, PO LAI COURT SHAM SHUI PO KLN

Email Address	chancheukwai@conventryinternational.com

Attention to	CHAN CHEUK WAI

Address	FLAT G, 11/F, BLK 10 PARK ISLAND

Email Address	tangyunlam@conventryinternational.com

Attention to	TANG YUN LAM

Address	UNIT A, G/F, BLOCK B1 THE HORIZON, 18 FO CHUN ROAD TAI PO, N.T. HONG KONG

Email Address	huikachun@conventryinternational.com

Attention to	HUI KA CHUN

Address	FLAT 306, 3/F, CHOI PAK HOUSE/BLOCK D CHOI MING COURT TSEUNG KWAN 0, NEW TERRITORIES

Email Address	wongkwokkeungkeith@conventryinternational.com

Attention to	WONG KWOK KEUNG KEITH

Address	FLAT 22, 6/F 33754 CHING PAK HOUSE CHEUNG CHING STATE TSING YI NT

Email Address	wongkohung@conventryinternational.com

Attention to	WONG KO HUNG

Address	Flat 1106 Floor 11, Marigold House, So Uk Estate, 380 Po On Road, Sham Shui Po, HK

Email Address	chunghangricokwan@conventryinternational.com

Attention to	CHUNG HANG RICO KWAN

Address	6 Taibei Road, Unit 3-2-1202, Qingdao, Shandong province, China

Email Address	zhangkun@conventryinternational.com

Attention to	ZHANG KUN

Address	Room 603, Building 19, Tianchen Garden, Beijing Road, Baohe District, Hefei City, Anhui Province, China

Email Address	luyuhao@conventryinternational.com

Attention to	LU YUHAO

Address	Room 103, No. 38, Lane 160, Longcao Road, Shanghai, China 200235

Email Address	shenjie@conventryinternational.com

Attention to	SHEN JIE

3.3.	In this Clause 3, if deemed receipt occurs before 9am on a Business Day, the notice shall be deemed to have been received at 9am on that day, and if deemed receipt occurs after 5pm on a Business Day, or on a day which is not a Business Day, the notice shall be deemed to have be.en received at 9am on the next Business Day.

3.4.	Any Party may change the address to which such notices to it are to be delivered by giving not less than three (3) Business Days’ notice to the other Parties.

4.	MISCELLANEOUS

4.1.	The Purchaser shall pay all costs and expenses incurred in connection with the preparation, negotiation or entry into this Deed.

4.2.	Each Party shall do or cause to be done all such acts and things and execute or cause to be executed all such instruments and other documents as may be necessary to give full effect to the provisions contained in this Deed and the transactions contemplated under this Deed.

4.3.	No amendment, variation, revocation, cancellation, substitution or waiver of, or addition or supplement to, any of the provisions of this Deed will be effective unless it is in writing and signed by all the Parties.

4.4.	If any provision of this Deed or part thereof is rendered void, illegal or unenforceable in any respect under the law, the validity, legality and enforceability of the remaining provisions or part of the provision (as the case may be) shall not in any way be affected or impaired thereby.

4.5.	None of the Parties shall assign all or any of its rights, interests or benefits or transfer all or any of its obligations under this Deed except with the prior written approval of the other Parties.

4.6.	This Deed shall be binding upon and inure for the benefit of the respective successors-in-title and permitted assigns of the Parties.

4.7.	This Deed shall be governed by and construed in accordance with the laws of Malaysia and the Parties hereto irrevocably submit to the exclusive jurisdiction of the Malaysia courts for the purpose of resolving any disputes arising from this Deed.

4.8.	This Deed may be entered into in any number of counterparts, all of which taken together and when delivered to the Parties shall constitute one and the same instrument. The Parties may enter into this Deed by executing any such counterpart.

4.9.	This Deed, may be accepted, executed or agreed to through the use of an electronic signature, whether digital or encrypted, in accordance with the applicable laws. Any document accepted, executed or agreed to in conformity with such law will be binding on each Party and shall have the same legal effect, validity or enforceability as if it were physically executed.

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SCHEDULE 1

The Assignees

No.	Name of Assignee	Passport No.	Number of Consideration Shares
1,	CHOI TIN LUN	K05312320	333,336
2,	CHAN CHEUK WAI	H23350564	333,333
3,	TANG YUN LAM	HJ2000546	333,333
4.	HUI KA CHUN	H23647336	333,333
5.	WONG KWOK KEUNG KEITH	HJ2237305	333,333
6,	WONG KO HUNG	HJ2443054	333,333
7.	CHUNG HANG RICO KWAN	KJ0725061	333,333
8,	ZHANG KUN	EH1033607	333,333
9,	LU YU HAO	EB3128023	333,333
10.	SHEN JIE	EJ5126337	333,333

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APPENDIX A

Notice of Assignment

COVENTRY COMPANY LIMITED

405 Blok 83, Section 2,

Wangsa Maju, 53300

Kuala Lumpur, Malaysia

Date:

CCSC INTERCONNECT TECHNOLOGY LIMITED

Room 1301-03, 13/F, Shatin Galleria,

18-24 Shan Mei Street,

Fotan, Shatin, New Territories, Hong Kong

CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

Room 1301-03, 13/F, Shatin Galleria,

18-24 Shan Mei Street,

Fotan, Shatin, New Territories, Hong Kong

Dear Sirs,

RE: SOFTWARE PURCHASE AGREEMENT DATED 2026

We refer to the following documents:

(i)	Software purchase agreement dated 2026 (“Agreement”) entered into between COVENTRY COMPANY LIMITED (Registration No. 52061844) (“Assignor”), CCSC INTERCONNECT TECHNOLOGY LIMITED (Registration No. 38147228) and CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471); and

(ii)	Deed of Assignment dated 2026 (“Deed”) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees”).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,
For and on behalf of
Coventry Company Limited

Name:
Designation:

ACCEPTANCE

We, CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED (Registration No. 382471), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
CCSC TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

Name:
Designation:

Date:

We, CCSC INTERCONNECT TECHNOLOGY LIMITED (Registration No. 38147228), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by
For and on behalf of
CCSC INTERCONNECT TECHNOLOGY LIMITED

Name:
Designation:

Date:

APPENDIX TO NOTICE OF ASSIGNMENT

Software Purchase Agreement and Deed of Assignment

This Deed has been entered into on the date stated at the beginning.

The Assignor

Signed for and on behalf of COVENTRY COMPANY LIMITED (Registration No. 243191)	/s/ Chong Yoke Yuan
	Name:	Chong Yoke Yuan
Designation: Director

The Assignees

Signed by
CHOI TIN LUN
(Passport No. K05312320)	/s/ CHOI TIN LUN

Signed by
CHAN CHEUK WAI
(Passport No. H23350564)	/s/ CHAN CHEUK WAI

Signed by
TANG YUN LAM
(Passport No. HJ2000546)	/s/ TANG YUN LAM

Signed by
HUI KA CHUN
(Passport No. H23647336])	/s/ HUI KA CHUN

Signed by
WONG KWOK KEUNG KEITH
(Passport No. HJ2237305 ])	/s/ WONG KWOK KEUNG KEITH

Signed by
WONG KO HUNG
(Passport No. HJ2443054)	/s/ WONG KWOK KEUNG KEITH

Signed by
CHUNG HANG RICO KWAN
(Passport No. KJ0725061)	/s/ CHUNG HANG RICO KWAN

Signed by
ZHANG KUN
(Passport No. EH1033607)	/s/ ZHANG KUN

Signed by
LU YU HAO
(Passport No. EB3128023)	/s/ LU YU HAO

Signed by
SHEN JIE
( Passport No. EJ512U37)	/s/ Shen Jie